SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2000

EOP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13625 (Commission File Number)	36-4156801 (IRS Employer Identification Number)

2 North Riverside Plaza Suite 2100 Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)

Registrant’s telephone number, including area code: (312) 466-3300

Not applicable
(Former name or former address, if changed since last report)

Item 5 — Other Events

      Attached as exhibits to this form are the documents listed below:

Exhibit	Document

1.1	Underwriting Agreement, dated November 2000, by and among EOP Operating Limited Partnership and Morgan Stanley & Co. Incorporated, as representative of the several underwriters listed on Schedule A thereto

4.4	$400,000,000 7 3/8% Note due 2003

4.5	$400,000,000 7 3/4% Note due 2007

4.6	$200,000,000 7 3/4% Note due 2007

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes

12.1	Statement of Computation of Ratios

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOP OPERATING LIMITED PARTNERSHIP

		By:	Equity Office Properties Trust, its general partner

Date:	November 20, 2000	By:	/s/ Stanley M. Stevens

Stanley M. Stevens Executive Vice President, Chief Legal Counsel and Secretary

EXHIBIT INDEX

Exhibit	Document	Page No.

1.1	Underwriting Agreement, dated November 2000, by and among EOP Operating Limited Partnership and Morgan Stanley & Co. Incorporated, as representative of the several underwriters listed on Schedule A thereto

4.4	$400,000,000 7 3/8% Note due 2003

4.5	$400,000,000 7 3/4% Note due 2007

4.6	$200,000,000 7 3/4% Note due 2007

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes

12.1	Statement of Computation of Ratios

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)